Exhibit (10)b.
AMENDMENT NO. 4
TO TRADEMARK LICENSE AGREEMENT
(U.S. Dockers)
     This Amendment No. 4 dated May 15, 2009 amends that certain Trademark License Agreement dated August 9, 2000 (the “Agreement”), as amended, by and between LEVI STRAUSS & CO., a Delaware corporation, (“LS&CO.”) and GENESCO INC. (“Licensee”), a Tennessee corporation located at 1415 Murfreesboro Road, Nashville, TN 37217.
     Pursuant to Section 24.4, Entire Agreement; Modifications, the Parties amend the Agreement as set forth below:
1.	Section 2.1, Term shall be amended to reflect that the Agreement is extended for an additional three (3) Annual Periods commencing on January 1, 2010 and ending on December 31, 2012.

2.	Section 2.2, Renewal Term is hereby deleted in its entirety and substituted with the following:

“Section 2.2. Expiration or Renewal. LS&CO. and Licensee agree that the Term of this Agreement shall expire as of December 31, 2012.”

3.	Section 3.1, Guaranteed Minimum Royalty shall be amended to add the following Guaranteed Minimum Royalty payments to the Term:

Annual Period	Guaranteed Minimum Royalty
[ ]*
4.	Section 24, Notices shall be amended by removing the Levi Strauss & Co. notices addresses and replacing them with the following:
If to LS&CO.:
David Galpin
Vice President, Dockers® Licensing
Levi Strauss & Co.
1155 Battery Street
San Francisco, CA 94111

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Telephone: (415) 501-6000
Facsimile: (415) 501-1484
With copy to:
Hilary A. Dessouky
Associate General Counsel
Levi Strauss & Co.
1155 Battery Street
San Francisco, CA 94111
Telephone: (415) 501-6000
Facsimile: (415) 501-7650
5.	Except as set forth above, all other terms and conditions contained in the Agreement shall remain in full force and effect. This Amendment and the Agreement (a) are complete, (b) constitute the entire understanding between the Parties with respect to the subject matter hereof, and (c) supersede all prior agreements, whether oral or written.
     IN WITNESS WHEREOF, the Parties have executed this Amendment No. 4 by their respective officers hereunto duly authorized as of the day and year first written above.

LEVI STRAUSS & CO.		GENESCO, INC.

By:	/s/: Jim Calhoun Jim Calhoun	By: Name:	/s/: Jonathan Caplan Jonathan Caplan
	President, Dockers®	Title:	CEO — Brand Group